UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2022

LMF ACQUISITION OPPORTUNITIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39927	85-3681132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Platt Street, Suite 100 Tampa, Florida	33606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 222-8996

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one Warrant	LMAOU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	LMAO	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LMAOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 28, 2022, LMF Acquisition Opportunities, Inc., a Delaware corporation (“LMAO”) amended and restated its existing unsecured promissory note to LMFAO Sponsor, LLC, a Florida limited liability company (the “Sponsor”), dated as of February 1, 2022 (the “Original Note”), to increase the aggregate principal amount from $500,000 to $1,750,000 (the “Amended Note”).  The proceeds of the Amended Note, which may be drawn down from time to time until LMAO consummates its initial business combination, will be used to fund expenses relating to LMAO’s initial business combination.

The Amended Note bears no interest and is payable in full on the date that LMAO consummates its initial business combination with one or more businesses.  No amount shall be due under the Amended Note if an initial business combination is not consummated on or before the 24th anniversary of LMAO’s initial public offering.  The issuance of the Original Note, and the amendment to the Original Note, were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.  As of July 29, 2022, LMAO had drawn down an aggregate of $910,000 under the Amended Note to pay for offering expenses.

A copy of the Amended Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Amended Note.

Item 8.01. Other Events.

On July 29, 2022, LMAO issued a press release announcing that its board of directors has elected to extend the date by which LMAO has to consummate a business combination from July 29, 2022 to October 29, 2022 (the “Extension”), as permitted under LMAO’s Amended and Restated Certificate of Incorporation. In connection with the Extension, the Sponsor has notified LMAO that it has caused to be deposited an aggregate of $1,035,000 (representing $0.10 per public share) into LMAO’s trust account on or before July 29, 2022.  This deposit will be made in respect of a non-interest bearing loan to LMAO (the “Extension Loan”).  If LMAO completes an initial business combination by October 29, 2022, LMAO will, at the option of the Sponsor, (i) repay the Extension Loan out of the proceeds of LMAO’s trust account released to LMAO, or (ii) convert a portion or all of the Extension Loan into warrants of LMAO at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants issues to the Sponsor at the time of the IPO.  If LMAO does not complete its initial business combination by October 29, 2022, LMAO will only repay the Extension Loan from funds held outside of its trust account.  The Extension provides LMAO with additional time to complete its proposed business combination with SeaStar Medical, Inc., a medical technology company developing proprietary solutions to reduce the consequences of hyperinflammation on vital organs.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Promissory Note, dated July 28, 2022, issued by LMF Acquisition Opportunities, Inc. to LMFAO Sponsor, LLC
99.1	Press Release, dated July 29, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LMF Acquisition Opportunities, Inc.

Dated: July 29, 2022	By:	/s/ Richard Russell
		Name:	Richard Russell
		Title:	Chief Financial Officer, Treasurer and Secretary

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